UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 11, 2008

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas	77024-3411
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 19, 2008, Frontier Oil and Refining Company (“FORC”), a wholly-owned subsidiary of Frontier Oil Corporation (the “Company”), and the Company entered into a Fourth Amended and Restated Revolving Credit Agreement (the “New Credit Agreement”) with Union Bank of California, N.A. and other banks listed on Schedule 1 thereto, as lenders, Union Bank of California, N.A., as administrative agent, and BNP Paribas, as syndication agent.

On December 15, 2008, FORC entered into the First Amendment to the Fourth Amended and Restated Revolving Credit Agreement.  The amended agreement modifies the definition of “Consolidated EBITDA” to include hedging gains and losses should the Company continue to use FIFO as its inventory valuation method and excludes hedging gains and losses if the Company were to switch to the LIFO method of inventory valuation.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, the Board of Directors of Frontier Oil Corporation appointed Douglas S. Aron to the position of Executive Vice President and Chief Financial Officer effective January 1, 2009.

Mr. Aron, 35, has served as Vice President – Corporate Finance for Frontier since 2005 and prior to that as Director – Investor Relations since 2001.  He earned an MBA from the Jesse H. Jones Graduate School of Management at Rice University and a Bachelor of Journalism in public relations from the University of Texas at Austin.

The Compensation Committee of the Board of Directors has established Mr. Aron’s 2009 base salary at $380,000 and target bonus at 60% of base salary in connection with his appointment as Executive Vice President and Chief Financial Officer.

The Board of Directors also promoted Nancy J. Zupan to Vice President and Chief Accounting Officer.  Ms. Zupan, 54, has worked for Frontier in positions of increasing responsibility since 1977, most recently serving as the Company’s Vice President and Controller.  She is a CPA and has a Bachelor of Science degree in Accounting from the University of Wyoming.

A copy of the press release announcing Mr. Aron’s appointment and Ms. Zupan’s promotion is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
10.1	First Amendment to Fourth Amended and Restated Revolving Credit Agreement dated December 15, 2008.
99.1	Press release dated December 11, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER OIL CORPORATION

By: /s/ Michael C. Jennings
Michael C. Jennings
Executive Vice President & Chief Financial Officer

Date: December 16, 2008